UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101) INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

[REGISTRANT] ING Separate Portfolios Trust
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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ING Separate Portfolios Trust

ING Emerging Markets Corporate Debt Fund	ING Retirement Solution 2020 Fund	ING Retirement Solution 2040 Fund
ING Emerging Markets Hard Currency Debt Fund	ING Retirement Solution 2025 Fund	ING Retirement Solution 2045 Fund
ING Emerging Markets Local Currency Debt Fund	ING Retirement Solution 2030 Fund	ING Retirement Solution 2050 Fund
ING Investment Grade Credit Fund	ING Retirement Solution 2035 Fund	ING Retirement Solution 2055 Fund
ING Retirement Solution Income Fund

(each a series of ING Separate Portfolios Trust)

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, AZ  85258-2034

We recently sent you proxy materials regarding a Special Meeting of Shareholders scheduled to be held on May 6, 2013.   Our records indicate that we have not received your vote. We urge you to vote as soon as possible so we can obtain a sufficient number of votes to hold the meeting. By voting now you will help save on the cost of additional solicitation.

Please Vote Today!

You may think your vote is not important, but your participation is critical to hold the meeting, so please vote immediately.  You and all other Fund shareholders will benefit from your cooperation.

The Fund’s Board of Trustees recommends a vote “FOR” all proposals being voted on as detailed in you Notice of Special Meeting of Shareholders and Proxy Statement.  A copy of the Notice/Proxy Statement is available by calling the toll free number shown below.

1-800-848-2998

Your vote is needed immediately!

Please vote now to be sure your vote is received in time for the

May 6, 2013

Special Meeting of Shareholders.

Voting takes only a few minutes. Thank you for your participation in this important matter.

Your Fund has made it very easy for you to vote.  Choose one of the following methods:

•                  Speak to a live proxy specialist by calling 1-800-848-2998. We can answer your questions and record your vote. (Open: M-F 8am — 10pm, Sat 11am — 5pm ET)

•                  Log on to www.proxyvote.com, enter your control number printed on the card, and vote by following the on-screen prompts.

•                  Call the phone number on your card, enter the control number printed on the card, and follow the touchtone prompts.

•                  Mail in your signed card in the postage-paid envelope provided.

INGSEPORT-R

7337 East Doubletree Ranch Road Suite 100 Scottsdale, Arizona 85258-2034

3 EASY WAYS TO VOTE YOUR PROXY

VOTE BY PHONE: Call toll-free 1-877-907-7646 and follow the recorded instructions.

VOTE ON THE INTERNET: Log on to Proxyvote.com and follow the on-line directions.

VOTE BY MAIL: Check the appropriate box on the Proxy Ballot below, sign and date the Proxy Ballot and return in the envelope provided.

If you vote via phone or the Internet, you do not need to return your Proxy Ballot. PROXY FOR A MEETING OF SHAREHOLDERS TO BE HELD ON MAY 6, 2013.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M56450-S02461	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

THE BOARDS OF TRUSTEES RECOMMEND A VOTE "FOR" THE FOLLOWING PROPOSALS				For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.

4.	To elect 13 nominees to the Board of Trustees
				☐	☐	☐
Nominees:

	01) Colleen D. Baldwin	06) J. Michael Earley		11) Joseph E. Obermeyer
	02) John V. Boyer	07) Martin J. Gavin		12) Sheryl K. Pressler
	03) Patricia W. Chadwick	08) Russell H. Jones		13) Roger B. Vincent
	04) Albert E. DePrince, Jr.	09) Patrick W. Kenny
	05) Peter S. Drotch	10) Shaun P. Mathews

		For	Against	Abstain				For	Against	Abstain

1.	To approve a new investment advisory agreement for the Fund with ING Investments prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan;	☐	☐	☐	8.

To approve a modification to the current manager-of-managers policy with respect to the Fund to permit ING Investments, subject to prior approval by the Board, to enter into and materially amend agreements with wholly owned sub-advisers without obtaining the approval of such Fund’s shareholders.

								☐	☐	☐

3.

To approve a new investment sub-advisory agreement between ING Investments and ING IM with respect to the Fund prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

		☐	☐	☐

Signature [PLEASE SIGN WITHIN BOX]		Date			Signature [Joint Owners]		Date

Important Notice Regarding the Availability of Proxy Materials
for the Meeting to Be Held on May 6, 2013.

The Proxy Statement for the Shareholder Meeting and the Notice of Shareholder Meeting are available at

WWW.PROXYVOTE.COM/ING.

M56451-S02461

MEETING OF SHAREHOLDERS TO BE HELD ON MAY 6, 2013
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby instructs Huey P. Falgout, Jr., Theresa K. Kelety, or Todd Modic ("Proxies"), or any of them, with full power of substitution in each of them, to vote the shares held by him or her at the Meeting of shareholders (the "Meeting") to be held at 7337 E. Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034, on May 6, 2013, at 10:00 a.m., Local time and at any adjournment(s) or postponement(s) thereof, in the manner directed on the reverse side with respect to the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, and in the Proxies' discretion, upon such other matters as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

These voting instructions will be voted as specified. If no specification is made, the proxy will be voted "FOR" the proposals.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

7337 East Doubletree Ranch Road Suite 100 Scottsdale, Arizona 85258-2034

3 EASY WAYS TO VOTE YOUR PROXY

VOTE BY PHONE: Call toll-free 1-877-907-7646 and follow the recorded instructions.

VOTE ON THE INTERNET: Log on to Proxyvote.com and follow the on-line directions.

VOTE BY MAIL: Check the appropriate box on the Proxy Ballot below, sign and date the Proxy Ballot and return in the envelope provided.

If you vote via phone or the Internet, you do not need to return your Proxy Ballot. PROXY FOR A MEETING OF SHAREHOLDERS TO BE HELD ON MAY 6, 2013.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M56452-S02461	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

THE BOARD OF TRUSTEES RECOMMEND A VOTE "FOR" THE FOLLOWING PROPOSALS				For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.

4.	To elect 13 nominees to the Board of Trustees
				☐	☐	☐
Nominees:

	01) Colleen D. Baldwin	06) J. Michael Earley		11) Joseph E. Obermeyer
	02) John V. Boyer	07) Martin J. Gavin		12) Sheryl K. Pressler
	03) Patricia W. Chadwick	08) Russell H. Jones		13) Roger B. Vincent
	04) Albert E. DePrince, Jr.	09) Patrick W. Kenny
	05) Peter S. Drotch	10) Shaun P. Mathews

		For	Against	Abstain				For	Against	Abstain

2. 5.

To approve a new investment advisory agreement for ING Investment Grade Credit Fund (the “Credit Fund”) with ING IM prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

To approve a new investment advisory agreement with ING Investments and a new investment sub-advisory agreement with ING IM with respect to the Credit Fund, and to approve, under certain circumstances, any future advisory and sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

		☐ ☐	☐ ☐	☐ ☐	6.	To approve a change in the fundamental investment policy on concentration with respect to the Credit Fund.		☐	☐	☐

7.

To approve a manager-of-managers policy with respect to the Credit Fund to permit ING Investments, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Credit Fund’s shareholders.

								☐	☐	☐

8.

To approve a modification to the current manager-of-managers policy with respect to the Fund to permit ING Investments, subject to prior approval by the Board, to enter into and materially amend agreements with wholly owned sub-advisers without obtaining the approval of such Fund’s shareholders.

								☐	☐	☐

Signature [PLEASE SIGN WITHIN BOX]		Date			Signature [Joint Owners]		Date

Important Notice Regarding the Availability of Proxy Materials
for the Meeting to Be Held on May 6, 2013.

The Proxy Statement for the Shareholder Meeting and the Notice of Shareholder Meeting are available at

WWW.PROXYVOTE.COM/ING.

M56453-S02461

MEETING OF SHAREHOLDERS TO BE HELD ON MAY 6, 2013
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby instructs Huey P. Falgout, Jr., Theresa K. Kelety, or Todd Modic ("Proxies"), or any of them, with full power of substitution in each of them, to vote the shares held by him or her at the Meeting of shareholders (the "Meeting") to be held at 7337 E. Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034, on May 6, 2013, at 10:00 a.m., Local time and at any adjournment(s) or postponement(s) thereof, in the manner directed on the reverse side with respect to the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, and in the Proxies' discretion, upon such other matters as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

These voting instructions will be voted as specified. If no specification is made, the proxy will be voted "FOR" the proposals.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

7337 East Doubletree Ranch Road Suite 100 Scottsdale, Arizona 85258-2034

3 EASY WAYS TO VOTE YOUR PROXY

VOTE BY PHONE: Call toll-free 1-877-907-7646 and follow the recorded instructions.

VOTE ON THE INTERNET: Log on to Proxyvote.com and follow the on-line directions.

VOTE BY MAIL: Check the appropriate box on the Proxy Ballot below, sign and date the Proxy Ballot and return in the envelope provided.

If you vote via phone or the Internet, you do not need to return your Proxy Ballot. PROXY FOR A MEETING OF SHAREHOLDERS TO BE HELD ON MAY 6, 2013.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M56454-S02461	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

THE BOARD OF TRUSTEES RECOMMEND A VOTE "FOR" THE FOLLOWING PROPOSALS				For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.

4.	To elect 13 nominees to the Board of Trustees
				☐	☐	☐
Nominees:

	01) Colleen D. Baldwin	06) J. Michael Earley		11) Joseph E. Obermeyer
	02) John V. Boyer	07) Martin J. Gavin		12) Sheryl K. Pressler
	03) Patricia W. Chadwick	08) Russell H. Jones		13) Roger B. Vincent
	04) Albert E. DePrince, Jr.	09) Patrick W. Kenny
	05) Peter S. Drotch	10) Shaun P. Mathews

		For	Against	Abstain				For	Against	Abstain

1.	To approve a new investment advisory agreement for the Fund with ING Investments prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.	☐	☐	☐	3.

To approve a new investment sub-advisory agreement between ING Investments and ING IM with respect to the Fund prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

								☐	☐	☐

Signature [PLEASE SIGN WITHIN BOX]		Date			Signature [Joint Owners]		Date

Important Notice Regarding the Availability of Proxy Materials
for the Meeting to Be Held on May 6, 2013.

The Proxy Statement for the Shareholder Meeting and the Notice of Shareholder Meeting are available at

WWW.PROXYVOTE.COM/ING.

M56455-S02461

MEETING OF SHAREHOLDERS TO BE HELD ON MAY 6, 2013
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby instructs Huey P. Falgout, Jr., Theresa K. Kelety, or Todd Modic ("Proxies"), or any of them, with full power of substitution in each of them, to vote the shares held by him or her at the Meeting of shareholders (the "Meeting") to be held at 7337 E. Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034, on May 6, 2013, at 10:00 a.m., Local time and at any adjournment(s) or postponement(s) thereof, in the manner directed on the reverse side with respect to the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, and in the Proxies' discretion, upon such other matters as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

These voting instructions will be voted as specified. If no specification is made, the proxy will be voted "FOR" the proposals.

PLEASE SIGN AND DATE ON THE REVERSE SIDE